Exhibit 99.2

VIEW MATERIALS & VOTE w SCAN TO CORPORATE PROPERTY ASSOCIATES 17 – GLOBAL INCORPORATED ATTN: INVESTOR RELATIONS 50 ROCKEFELLER PLAZA NEW YORK, NY 10020 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E50735-S75679 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. CORPORATE PROPERTY ASSOCIATES 17 – GLOBAL INCORPORATED The Board of Directors recommends you vote FOR Proposals 1 and 2: For Against Abstain ! ! ! 1. To consider and vote upon a proposal to approve the transactions described in the Agreement and Plan of Merger dated as of June 17, 2018, by and among CPA:17 – Global, W. P. Carey Inc., the ultimate parent of the external manager of CPA:17 – Global, CPA:17 Merger Sub LLC, an indirect wholly owned subsidiary of W. P. Carey ("Merger Sub"), and the other parties thereto, including the merger of CPA:17 – Global with and into Merger sub (the "Merger"). ! ! ! 2. To consider and vote upon a proposal to approve an amendment to CPA:17 – Global's charter (the "CPA:17 Charter") to exclude, from the procedural and substantive requirements of the CPA:17 Charter applicable to "Roll-Up Transactions" (as such term is defined in the CPA:17 Charter), a transaction involving securities of an entity that have been for at least 12 months listed on a national securities exchange, including the Merger. ! ! ! 3. To consider and vote upon any adjournments of the CPA:17 Special Meeting, including, without limitation, a motion to adjourn the special meeting to another time for the purpose of soliciting additional proxies to approve the proposals above. Yes ! No ! Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Joint Proxy Statement/Prospectus is available at www.proxyvote.com. E50736-S75679 REVOCABLE PROXY CORPORATE PROPERTY ASSOCIATES 17 – GLOBAL INCORPORATED PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS OCTOBER 29, 2018 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned stockholder of Corporate Property Associates 17 – Global ("CPA: 17 – Global"), a Maryland corporation, hereby appoints Jason E. Fox and Susan C. Hyde, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of CPA:17 – Global to be held at the offices of DLA Piper LLP (US), 1251 Avenue of the Americas, 27th Floor, New York, New York 10020, on October 29, 2018, at 3:00 p.m., Eastern Time, and any adjournment or postponement thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast at such meeting and otherwise, and to represent the undersigned at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and of the accompanying Joint Proxy Statement/Prospectus, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. WHEN THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST "FOR" EACH OF THE PROPOSALS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED STOCKHOLDER WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER MATTERS TO BE PRESENTED AT THE SPECIAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side